united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17645 Wright Street, Ste 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Wendy Wang, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2612

Date of fiscal year end: 8/31

Date of reporting period: 8/31/19

Item 1. Reports to Stockholders.

Anchor Tactical Credit Strategies Fund
Institutional Class (ATCSX)

Anchor Tactical Equity Strategies Fund
Institutional Class (ATESX)

Anchor Tactical Global Strategies Fund
Institutional Class (ATGSX)

Anchor Tactical Municipal Strategies Fund
Institutional Class (ATMSX)

Annual Report
August 31, 2019

1-844-594-1226
www.anchorcapitalfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Anchor Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.anchorcapitalfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Anchor Tactical Credit Strategies Fund

Annual Shareholder Report (Unaudited)

August 31, 2019

It is my pleasure to present the annual report for the Anchor Tactical Credit Strategies Fund for the year ended August 31, 2019. On behalf of the entire team at Anchor Capital, I would like to thank you for your investment in the Anchor Tactical Credit Strategies Fund.

Performance

The Fund returned -0.04% for the fiscal year ended August 31, 2019 slightly underperforming the HFRX Absolute Return Index (the “Benchmark”) and underperforming the Morningstar Long-Short Credit Category. The HFRX Absolute Return Index gained 0.47% and the Morningstar Long-Short Credit Category gained 2.22%.

Market and Fund Performance Commentary

The global economy’s long-anticipated recovery was muted by ongoing trade war rhetoric and slowing industrial production causing global central banks to adjust monetary policy to accommodate the downside risks. As a result, global yields began to creep into negative territory as investors continue to pile into safety with further expectations of a rate cut. As a result, the U.S. yield curve inverted for the first time in over a decade sparking further concern about the global economy.

Slight underperformance occurred when the Fund hedged during times of increased volatility, which turned out to be short-lived and resumed its underlying trend.

Market Outlook

With the U.S. and China entangled in a trade war that continues to weigh on the global economy, the focus remains on Central Banks and their willingness to offset the global slowdown by returning to the aggressive policy tools used during the Great Recession. This supports the persistence of falling global rates as the global economy fights off recession risks.

Eric Leake
President, CIO
Anchor Capital Management Group, Inc.

6956-NLD-10/11/2019	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

Anchor Tactical Equity Strategies Fund

Annual Shareholder Report (Unaudited)

August 31, 2019

It is my pleasure to present the annual report for the Anchor Tactical Equity Strategies Fund for the year ended August 31, 2019. On behalf of the entire team at Anchor Capital, I would like to thank you for your investment in the Anchor Tactical Equity Strategies Fund.

Performance

The Fund gained 7.08% for the fiscal year ended August 31, 2019, outperforming the S&P 500 Total Return Index (the “Benchmark”) and the Morningstar Long-Short Equity Category. The S&P 500 Total Return Index returned 2.92%, and the Morningstar Long-Short Equity Category returned -2.22%.

Market and Fund Performance Commentary

After a year of relatively calm 2017, volatility and uncertainty returned in force to U.S. markets in late 2018. A slowing global economy, continued uncertainties around trade wars and slowing corporate profits are just a few of the macro risks U.S. equity investors have had to face. In response, the Federal Reserve bias moved from a rising interest rate stance to neutral, to eventually cutting rates.

By utilizing a combination of short and intermediate term hedging strategies, the Fund was able to outperform its benchmark and category peer group in total return and volatility.

Market Outlook

The current U.S. economic expansion is now the longest in history without a recession, while most of the world is in recession. It remains to be seen if the Federal Reserve can continue to engineer the kind of liquidity and stability markets need to continue moving higher. With global uncertainty and volatility on the rise, we believe the climate continues to be well suited for risk-managed strategies, and specifically the Anchor Tactical Equity Strategies Fund.

Eric Leake
President, CIO
Anchor Capital Management Group, Inc.

6955-NLD-10/11/2019	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

Anchor Tactical Global Strategies Fund

Annual Shareholder Report (Unaudited)

August 31, 2019

It is my pleasure to present the annual report for the Anchor Tactical Global Strategies Fund for the period January 15, 2019 to August 31, 2019. On behalf of the entire team at Anchor Capital, I would like to thank you for your investment in the Anchor Tactical Global Strategies Fund.

Performance

The Fund returned 10.70% for the period January 15, 2019 through August 31, 2019, outperforming the MSCI All Country World Index (the “Benchmark”), and the Morningstar Long-Short Equity Category. The MSCI All Country World Index returned gained 9.15%, and the Morningstar Long-Short Equity Category gained 7.05%.

Market and Fund Performance Commentary

The Fund was launched January 15, 2019 to a backdrop of slowing economic growth, a dovish pivot by the US Federal Reserve, and growing global trade war uncertainties.

By utilizing a combination of short and intermediate term hedging strategies, the Fund was able to outperform its benchmark and category peer group in total return and volatility.

Market Outlook

The current U.S. economic expansion is now the longest in history without a recession, while most of the world is in recession. It remains to be seen if the U.S. Federal Reserve along with coordinated action from global central banks can continue to engineer the kind of liquidity and stability markets need to continue moving higher. With global uncertainty and volatility on the rise, we believe the climate continues to be well suited for risk-managed strategies, and specifically the Anchor Global Tactical Equity Strategies Fund.

Eric Leake
President, CIO
Anchor Capital Management Group, Inc.

6955-NLD-10/11/2019	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

Anchor Tactical Municipal Strategies Fund

Annual Shareholder Report (Unaudited)

August 31, 2019

It is my pleasure to present the annual report for the Anchor Tactical Municipal Strategies Fund for the year ended August 31, 2019. On behalf of the entire team at Anchor Capital, I would like to thank you for your investment in the Anchor Tactical Municipal Strategies Fund.

Performance

The Fund gained 12.02% for the fiscal year ending August 31, 2019, significantly outperforming both the Bloomberg Barclays U.S. Municipal Bond Index (the “Benchmark”) and the Morningstar Intermediate-Term Municipal Bond Category. The Bloomberg Barclays U.S. Municipal Bond Index returned 8.72%, and the Morningstar Intermediate-Term Municipal Bond Category returned 7.70%.

Market and Fund Performance Commentary

In the twelve months ended August 31, 2019, we’ve witnessed two distinct environments for fixed income investors. Two quarters of Federal Reserve tightening leading to rising interest rates followed by two quarters of Federal Reserve accommodation and falling interest rates. The Fund spent the first half of the fiscal year in partially defensive positions, hedging the effects of rising rates. Near the end of the fourth quarter 2018, hedges were removed as the Federal Reserve changed policy and interest rate risk became opportunity.

The Fund returned to fully invested positions leading to significant outperformance of both the Fund’s benchmark and peers.

Market Outlook

With the continued dovishness from both domestic and global central banks, the intermediate and long term environment remains bullish for Municipal Bonds. However should volatility begin to rise, the Fund’s positions will react accordingly, adding hedges and reducing exposure as necessary to protect shareholders and enhance returns.

Eric Leake
President, CIO
Anchor Capital Management Group, Inc.

6953-NLD-10/11/2019	www.anchor-capital.com	15 Enterprise, Suite 450
Aliso Viejo, CA 92656 USA
(800) 290-8633 main
(949) 382-1497 fax

Anchor Tactical Credit Strategies Fund
Portfolio Review (Unaudited)
August 31, 2019

The Fund’s Institutional Class performance figures for the periods ended August 31, 2019, compared to its benchmark (assumes an initial investment of $10,000):

			Since
	One Year	Three Year	Inception*
Anchor Tactical Credit Strategies Fund - Institutional Class	(0.04)%	0.16%	0.93%
HFRX Absolute Return Index**	0.47%	1.73%	1.61%

*	The Fund commenced operations on September 29, 2015.

**	The HFRX Absolute Return Index is designed to be representative of the overall composition of the Hedge Fund Universe. It is comprised of all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis, multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques to ensure that each Index is a pure representation of its corresponding investment focus. Investors cannot invest directly in an index, and unlike the Fund, returns do not reflect any fees, expenses or sales charges.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2019, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Fund’s average daily net assets. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s December 31, 2018 prospectus, as amended January 2, 2019 and March 14, 2019, the Fund’s Total Annual Operating Expense Ratio is 4.18%. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION* (Unaudited)

% of Net Assets
Exchange Traded Funds	79.7%
Cash & Other Assets Less Liabilities	20.3%
Total	100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Tactical Equity Strategies Fund
Portfolio Review (Unaudited)
August 31, 2019

The Fund’s Institutional Class performance figures for the periods ended August 31, 2019, compared to its benchmark (assumes an initial investment of $10,000):

	One Year	Since Inception*
Anchor Tactical Equity Strategies Fund - Institutional Class	7.08%	11.63%
S&P 500 Total Return Index**	2.92%	12.50%

*	The Fund commenced operations on September 6, 2016.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2019 (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Fund’s average daily net assets. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s December 31, 2018 prospectus, as amended January 2, 2019 and March 14, 2019, the Fund’s Total Annual Operating Expense Ratio is 2.32%. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

Portfolio Composition (Unaudited)

% of Net Assets
Exchange Traded Funds	85.0%
Cash & Other Assets Less Liabilities	15.0%
Total	100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Tactical Global Strategies Fund
Portfolio Review (Unaudited)
August 31, 2019

The Fund’s Institutional Class performance figures for the period ended August 31, 2019, compared to its benchmark (assumes an initial investment of $10,000):

Since Inception*
Anchor Tactical Global Strategies Fund - Institutional Class	10.70%
MSCI All Country World Index **	9.15%

*	The Fund commenced operations on January 15, 2019.

**	The MSCI All Country World Index is composed of large and mid-capitalization developed and emerging market equities. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2019, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Fund’s average daily net assets. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s December 31, 2018 prospectus, as amended January 2, 2019 and March 14, 2019, the Fund’s Total Annual Operating Expense Ratio is 2.60%. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

PORTFOLIO COMPOSITION* (Unaudited)

% of Net Assets
Exchange Traded Funds (Long)	95.8%
Exchange Traded Fund (Short)	(41.2)%
Cash & Other Assets Less Liabilities	45.4%
Total	100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Tactical Municipal Strategies Fund
Portfolio Review (Unaudited)
August 31, 2019

The Fund’s Institutional Class performance figures for the periods ended August 31, 2019, compared to its benchmark (assumes an initial investment of $10,000):

	One Year	Since Inception*
Anchor Tactical Municipal Strategies Fund - Institutional Class	12.02%	3.45%
Bloomberg Barclays Municipal Bond Index **	8.72%	3.36%

*	The Fund commenced operations on September 6, 2016.

**	The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax-exempt bond market. Investors cannot invest directly in an index or benchmark. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. The adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund through December 31, 2019, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example, options and swap fees and expenses), acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) to 2.25% of the Fund’s average daily net assets. For performance information current to the most recent month-end, please call 1-844-594-1226.

Per the fee table in the Fund’s December 31, 2018 prospectus, as amended January 2, 2019 and March 14, 2019, the Fund’s Total Annual Operating Expense Ratio is 2.76%. Updated information regarding the Fund’s expense ratio is available in the Financial Highlights.

Portfolio Composition (Unaudited)

% of Net Assets
Closed-End Funds	77.0%
Mutual Fund	18.9%
Cash & Other Assets Less Liabilities	4.1%
Total	100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Anchor Tactical Credit Strategies Fund
PORTFOLIO OF INVESTMENTS
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 79.7%
	DEBT FUNDS - 79.7%
105,000	iShares iBoxx High Yield Corporate Bond ETF	$9,151,800
85,000	SPDR Bloomberg Barclays High Yield Bond ETF	9,248,850
	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,212,575)	18,400,650

	TOTAL INVESTMENTS (Cost - $18,212,575) - 79.7%	$18,400,650
	CASH & OTHER ASSETS LESS LIABILITIES - 20.3%	4,685,325
	NET ASSETS - 100.0%	$23,085,975

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

Anchor Tactical Equity Strategies Fund
PORTFOLIO OF INVESTMENTS
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 85.0%
	EQUITY FUNDS - 85.0%
400,000	Invesco QQQ Trust Series 1	$74,988,000
105,000	SPDR S&P 500 ETF Trust	30,707,250
	TOTAL EXCHANGE TRADED FUNDS (Cost - $105,168,365)	105,695,250

	TOTAL INVESTMENTS (Cost - $105,168,365) - 85.0%	$105,695,250
	CASH & OTHER ASSETS LESS LIABILITIES - 15.0%	18,666,004
	NET ASSETS - 100.0%	$124,361,254

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

Anchor Tactical Global Strategies Fund
PORTFOLIO OF INVESTMENTS
August 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 95.8%
	EQUITY FUNDS - 95.8%
40,000	Invesco QQQ Trust Series 1	$7,498,800
7,000	SPDR S&P 500 ETF Trust	2,047,150
	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,539,098)	9,545,950

	TOTAL INVESTMENTS (Cost - $9,539,098) - 95.8%	$9,545,950
	SECURITIES SOLD SHORT (Premiums Received - $4,240,315) - (41.2)%	(4,108,650)
	CASH & OTHER ASSETS LESS LIABILITIES - 45.4%	4,523,299
	NET ASSETS - 100.0%	$9,960,599

	SECURITIES SOLD SHORT - (41.2)%
	EXCHANGE-TRADED FUND - (41.2)%
	EQUITY FUND - (41.2)%
(65,000)	iShares MSCI EAFE ETF	$(4,108,650)
	TOTAL SECURITIES SOLD SHORT (Premiums Received - $4,240,315)

ETF - Exchange Traded Fund

EAFE - Europe, Australia, Far East

See accompanying notes to financial statements.

Anchor Tactical Municipal Strategies Fund
PORTFOLIO OF INVESTMENTS
August 31, 2019

Shares		Value
	CLOSED-END FUNDS - 77.0%
	DEBT FUNDS - 77.0%
78,422	BlackRock California Municipal Income Trust	$1,083,008
75,640	BlackRock MuniHoldings California Quality Fund, Inc.	1,077,870
74,846	BlackRock MuniYield California Fund, Inc.	1,092,752
74,209	BlackRock MuniYield California Quality Fund, Inc.	1,076,773
77,118	Invesco California Value Municipal Income Trust	1,039,551
32,000	Nuveen AMT-Free Municipal Credit Income Fund	537,280
35,000	Nuveen AMT-Free Quality Municipal Income Fund	501,900
147,492	Nuveen California AMT-Free Quality Municipal Income Fund	2,277,276
195,678	Nuveen California Quality Municipal Income Fund	3,013,441
35,000	Nuveen Municipal High Income Opportunity Fund	504,700
35,000	Nuveen Quality Municipal Income Fund	509,250
26,451	PIMCO California Municipal Income Fund	517,381
53,958	PIMCO California Municipal Income Fund II	534,724
35,994	PIMCO California Municipal Income Fund III	412,131
	TOTAL CLOSED-END FUNDS (Cost - $12,654,810)	14,178,037

	MUTUAL FUND - 18.9%
	DEBT FUND - 18.9%
338,958	Nuveen California High Yield Municipal Bond Fund - Class R	3,484,488
	TOTAL MUTUAL FUND (Cost - $3,234,801)

	TOTAL INVESTMENTS (Cost - $15,889,611) - 95.9%	$17,662,525
	CASH & OTHER ASSETS LESS LIABILITIES - 4.1%	762,610
	NET ASSETS - 100.0%	$18,425,135

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2019

		Anchor Tactical	Anchor Tactical	Anchor Tactical
	Anchor Tactical Credit	Equity Strategies	Global Strategies	Municipal
	Strategies Fund	Fund	Fund	Strategies Fund

ASSETS
Investment securities:
At cost	$18,212,575	$105,168,365	$9,539,098	$15,889,611
At value	$18,400,650	$105,695,250	$9,545,950	$17,662,525
Cash	4,921,582	24,443,385	6,007,733	750,578
Deposits with broker - cash	—	10,098	—	—
Deposits with broker for margin	—	1,646,047	191,575	269
Deposits with broker for securities sold short	—	30,334,490	4,092,400	—
Receivable for Fund shares sold	—	385,806	—	5,116
Dividends and interest receivable	4,187	26,745	1,500	56,201
Prepaid expenses	9,457	24,905	19,391	15,396
TOTAL ASSETS	23,335,876	162,566,726	19,858,549	18,490,085

LIABILITIES
Securities sold short (Premiums received of $- , $- , $4,240,315 , and $-, respectively)	—	—	4,108,650	—
Due to broker	40,555	—	—	—
Payable for investments purchased	—	37,340,600	5,637,825	—
Payable for Fund shares redeemed	113,798	610,796	118,111	4,345
Investment advisory fees payable	34,526	176,764	6,245	16,321
Payable to related parties	4,339	13,738	2,701	5,369
Distribution (12b-1) fees payable	3,894	27,619	2,037	3,756
Accrued expenses and other liabilities	52,789	35,955	22,381	35,159
TOTAL LIABILITIES	249,901	38,205,472	9,897,950	64,950
NET ASSETS	$23,085,975	$124,361,254	$9,960,599	$18,425,135

Net Assets Consist Of:
Paid in capital	25,882,359	111,313,552	9,037,183	20,029,567
Accumulated earnings (loss)	(2,796,384)	13,047,702	923,416	(1,604,432)
NET ASSETS	$23,085,975	$124,361,254	$9,960,599	$18,425,135
Institutional Class
Net Assets	$23,085,975	$124,361,254	$9,960,599	$18,425,135
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,378,977	10,315,200	899,964	1,726,933
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.70	$12.06	$11.07	$10.67

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF OPERATIONS
For the Year or Period Ended August 31, 2019

			Anchor Tactical	Anchor Tactical
	Anchor Tactical Credit	Anchor Tactical Equity	Global Strategies	Municipal Strategies
	Strategies Fund	Strategies Fund	Fund*	Fund
INVESTMENT INCOME
Dividends	$1,093,799	$1,472,975	$22,651	$788,945
Interest	53,596	613,060	41,614	28,053
TOTAL INVESTMENT INCOME	1,147,395	2,086,035	64,265	816,998

EXPENSES
Investment advisory fees	479,289	2,406,616	89,141	339,274
Dividend expense on securities sold short	363,600	133,247	75,687	20,561
Interest expense on securities sold short	114,251	—	—	—
Distribution (12b-1) fees	74,889	376,034	13,928	53,012
Registration fees	35,000	40,178	19,146	33,306
Administrative services fees	28,759	138,342	6,990	21,732
Custodian fees	28,034	25,298	4,974	10,615
Accounting services fees	25,654	45,622	14,998	23,937
Audit fees	14,446	14,446	14,869	14,446
Transfer agent fees	8,942	12,402	4,621	9,530
Trustees’ fees and expenses	7,595	7,404	7,863	7,404
Compliance officer fees	7,409	19,279	2,620	7,265
Legal fees	5,813	17,019	12,212	6,074
Printing and postage expenses	4,891	37,086	5,453	10,577
Third party administrative services fees	2,920	3,545	1,566	2,387
Insurance expense	1,625	5,396	1,159	2,033
Miscellaneous expense	526	5,057	2,672	4,805
TOTAL EXPENSES	1,203,643	3,286,971	277,899	566,958
Less: Fees waived by the Adviser	(52,828)	—	(76,235)	(69,495)
NET EXPENSES	1,150,815	3,286,971	201,664	497,463
NET INVESTMENT INCOME (LOSS)	(3,420)	(1,200,936)	(137,399)	319,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(238,144)	12,861,944	1,049,090	124,683
Distributions of capital gains from underlying investment companies	—	16,470	—	27,648
Securities sold short	4,581	907,470	(137,684)	(354,102)
Net change in unrealized appreciation (depreciation) on:
Investments	(63,974)	(4,232,080)	6,852	1,809,172
Securities sold short	—	—	131,665	—
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(297,537)	9,553,804	1,049,923	1,607,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(300,957)	$8,352,868	$912,524	$1,926,936

*	The Fund commencend operations on January 15, 2019.

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Anchor Tactical		Anchor Tactical
	Credit Strategies Fund		Equity Strategies Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2018	August 31, 2019	August 31, 2018
FROM OPERATIONS:
Net investment loss	$(3,420)	$(337,115)	$(1,200,936)	$(1,151,844)
Net realized gain (loss) from investments and securities sold short	(233,563)	(540,350)	13,769,414	12,439,744
Distributions of capital gains from underlying investment companies	—	—	16,470	—
Net change in unrealized appreciation (depreciation) on investments	(63,974)	(359,487)	(4,232,080)	3,498,045
Net increase (decrease) in net assets resulting from operations	(300,957)	(1,236,952)	8,352,868	14,785,945

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($-, $0.13, $-, and $- per share, respectively)	—	(1,041,231)	—	—
From net realized gains ($- , $0.04, $-, and $0.67 per share, respectively)	—	(292,634)	—	(4,171,001)
Total distributions* ($0.01 , $-, $0.82, and $- per share, respectively)	(29,495)	—	(11,346,512)	—
From return of capital ($0.02 , $-, $-, and $- per share, respectively)	(69,686)	—	—	—
Net decrease in net assets from distributions to shareholders	(99,181)	(1,333,865)	(11,346,512)	(4,171,001)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	16,538,018	31,371,929	101,121,897	169,814,613
Reinvestment of dividends	99,104	1,333,201	11,002,191	4,171,001
Payments for shares redeemed	(33,236,705)	(80,835,660)	(145,029,547)	(84,707,633)
Redemption fees	—	2,892	—	1,638
Net increase (decrease) in net assets from shares of beneficial interest	(16,599,583)	(48,127,638)	(32,905,459)	89,279,619

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,999,721)	(50,698,455)	(35,899,103)	99,894,563

NET ASSETS
Beginning of Year	40,085,696	90,784,151	160,260,357	60,365,794
End of Year **	$23,085,975	$40,085,696	$124,361,254	$160,260,357

* Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncement” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

** Net Assets-End of period includes accumulated net investment loss of $401,971 and $0, respectively, as of August 31, 2018.

SHARE ACTIVITY
Institutional Class:
Shares sold	1,724,388	3,174,701	8,648,194	14,723,999
Shares reinvested	10,554	133,715	1,031,133	373,077
Shares redeemed	(3,474,907)	(8,211,264)	(12,574,137)	(7,351,021)
Net increase (decrease) in shares of beneficial interest outstanding	(1,739,965)	(4,902,848)	(2,894,810)	7,746,055

See accompanying notes to financial statements.

Anchor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Anchor Tactical	Anchor Tactical
	Global Strategies Fund*	Municipal Strategies Fund
	For the	For the	For the
	Period Ended	Year Ended	Year Ended
	August 31, 2019	August 31, 2019	August 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$(137,399)	$319,535	$832,404
Net realized gain (loss) from investments and securities sold short	911,406	(229,419)	450,903
Distributions of capital gains from underlying investment companies	—	27,648	—
Net change in unrealized appreciation (depreciation) on investments and securities sold short	138,517	1,809,172	(1,448,228)
Net increase (decrease) in net assets resulting from operations	912,524	1,926,936	(164,921)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($- , $-, and $0.19 per share, respectively)	—	—	(906,693)
Total distributions** ($-, $0.16, and $- per share, respectively)	—	(320,544)	—
Net decrease in net assets from distributions to shareholders	—	(320,544)	(906,693)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	11,745,262	20,849,614	11,367,230
Reinvestment of dividends	—	319,959	906,660
Payments for shares redeemed	(2,697,187)	(26,039,782)	(60,579,173)
Redemption fees	—	—	2,849
Net increase (decrease) in net assets from shares of beneficial interest	9,048,075	(4,870,209)	(48,302,434)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,960,599	(3,263,817)	(49,374,048)

NET ASSETS
Beginning of Period/Year	—	21,688,952	71,063,000
End of Period/Year ***	$9,960,599	$18,425,135	$21,688,952

* The Fund commencend operations on January 15, 2019.

** Distributions from net investment income and net realized capital gains are combined for the year ended August 31, 2019. See “New Accounting Pronouncement” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended August 31, 2018 have not been reclassified to conform to the current year presentation.

*** Net Assets-End of period includes accumulated net investment income of $0 , as of August 31, 2018.

SHARE ACTIVITY
Institutional Class:
Shares sold	1,153,342	2,120,631	1,167,235
Shares reinvested	—	32,556	93,631
Shares redeemed	(253,378)	(2,666,116)	(6,237,356)
Net increase (decrease) in shares of beneficial interest outstanding	899,964	$(512,929)	$(4,976,490)

See accompanying notes to financial statements.

Anchor Tactical Credit Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class **
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	August 31, 2019	August 31, 2018	August 31, 2017	August 31, 2016*

Net asset value, beginning of year/period	$9.73	$10.06	$10.26	$10.00
Activity from investment operations:
Net investment income (loss) (1)	0.00 (7)	(0.05)	0.23	0.07
Net realized and unrealized gain (loss) on investments	—	(0.11)	(0.01)	0.25
Total from investment operations	0.00	(0.16)	0.22	0.32
Less distributions:
From net investment income	(0.01)	(0.13)	(0.28)	(0.06)
From net realized gains	—	(0.04)	(0.14)	—
From return of capital	(0.02)	—	—	—
Total distributions	(0.03)	(0.17)	(0.42)	(0.06)
Paid-in capital from redemption fees (1)	—	0.00 (7)	0.00 (7)	—
Net asset value, end of year/period	$9.70	$9.73	$10.06	$10.26
Total return (2)	(0.04)%	(1.65)%	2.22%	3.17	% (3)
Net assets, end of year/period (000s)	$23,086	$40,086	$90,784	$143,767
Ratio of expenses to average net assets including interest and dividend expense(5)	3.85%	3.94%	2.63%	2.86	% (4)
Ratio of expenses to average net assets excluding interest and dividend expenses (5)	2.25%	2.22%	2.15%	2.21	% (4)
Ratio of net investment income (loss) to average net assets (5)(6)	(0.01)%	(0.49)%	2.23%	0.71	% (4)
Portfolio turnover rate	1,816%	1,409%	1,009%	1,832	% (3)

*	For the period September 29, 2015 (commencement of operations) through August 31, 2016.

**	Formerly the Investor Class through July 31, 2017.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is less than $0.005.

See accompanying notes to financial statements.

Anchor Tactical Equity Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
	Year	Year	Period
	Ended	Ended	Ended
	August 31, 2019	August 31, 2018	August 31, 2017*

Net asset value, beginning of year/period	$12.13	$11.05	$10.00
Activity from investment operations:
Net investment loss (1)	(0.09)	(0.14)	(0.13)
Net realized and unrealized gain on investments	0.84	1.89	1.26
Total from investment operations	0.75	1.75	1.13
Less distributions:
From net realized gains	(0.82)	(0.67)	(0.09)
Total distributions	(0.82)	(0.67)	(0.09)
Paid-in capital from redemption fees (1)	—	0.00 (7)	0.01
Net asset value, end of year/period	$12.06	$12.13	$11.05
Total return (2)	7.08%	16.33%	11.48	% (3)
Net assets, end of year/period (000s)	$124,361	$160,260	$60,366
Ratio of expenses to average net assets including interest and dividend expense (5)	2.19%	2.19%	2.40	% (4)
Ratio of expenses to average net assets excluding interest and dividend expenses (5)	2.10%	2.10%	2.20	% (4)
Ratio of net investment loss to average net assets (5)(6)	(0.80)%	(1.25)%	(1.24	)% (4)
Portfolio turnover rate	1,068%	1,091%	1,576	% (3)

*	For the period September 6, 2016 (commencement of operations) through August 31, 2017.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is less than $0.005.

See accompanying notes to financial statements.

Anchor Tactical Global Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented.

	Institutional Class
	Period Ended
	August 31, 2019*

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment loss (1)	(0.16)
Net realized and unrealized gain on investments	1.23
Total from investment operations	1.07
Net asset value, end of period	$11.07
Total return (2)	10.70	% (3)
Net assets, end of period (000s)	$9,961
Ratio of expenses to average net assets including interest and dividend expense(5)	3.60	% (4)
Ratio of expenses to average net assets excluding interest and dividend expenses (5)	2.25	% (4)
Ratio of net investment loss to average net assets (5)(6)	(2.45	)% (4)
Portfolio turnover rate	746	% (3)

*	For the period January 15, 2019 (commencement of operations) through August 31, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Anchor Tactical Municipal Strategies Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class
	Year	Year	Period
	Ended	Ended	Ended
	August 31, 2019	August 31, 2018	August 31, 2017*

Net asset value, beginning of year/period	$9.68	$9.85	$10.00
Activity from investment operations:
Net investment income (1)	0.15	0.16	0.00	(7)
Net realized and unrealized gain (loss) on investments	1.00	(0.14)	(0.16)
Total from investment operations	1.15	0.02	(0.16)
Less distributions:
From net investment income	(0.16)	(0.19)	0.00	(7)
Total distributions	(0.16)	(0.19)	0.00
Paid-in capital from redemption fees (1)	—	0.00 (7)	0.01
Net asset value, end of year/period	$10.67	$9.68	$9.85
Total return (2)	12.02%	0.25%	(1.47	)% (3)
Net assets, end of year/period (000s)	$18,425	$21,689	$71,063
Ratio of expenses to average net assets including interest and dividend expense(5)	2.35%	2.26%	2.10	% (4)
Ratio of expenses to average net assets excluding interest and dividend expenses (5)	2.25%	2.25%	2.10	% (4)
Ratio of net investment income to average net assets (5)(6)	1.51%	1.64%	0.02	% (4)
Portfolio turnover rate	183%	298%	366	% (3)

*	For the period September 6, 2016 (commencement of operations) through August 31, 2017.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Amount is less than $0.005.

See accompanying notes to financial statements.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS
August 31, 2019

1.	ORGANIZATION

The Anchor Tactical Credit Strategies Fund (“Credit Fund”), Anchor Tactical Equity Strategies Fund (“Equity Fund”), Anchor Tactical Global Strategies Fund (“Global Fund”) and Anchor Tactical Municipal Strategies Fund (“Muni Fund”) (each a “Fund” or collectively the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Credit Fund, Equity Fund and Muni Fund each have the investment objective to provide total return from income and capital appreciation with a secondary objective of limiting risk during unfavorable market conditions. The Global Fund seeks to achieve above average total returns over a full market cycle with lower correlation and reduced risk when compared to traditional world indices. The Credit Fund commenced operations on September 29, 2015. The Equity Fund and Muni Fund commenced operations on September 6, 2016. The Global Fund commenced operations on January 15, 2019.

Each Fund offers two share classes designated as Investor Class and Institutional Class. The Investor Class of the Credit Fund converted to the Institutional Class of the Credit Fund on August 1, 2017. The Investor Class of the Credit Fund is no longer available for sale and the Investor Class of the Equity Fund, Global Fund and Muni Fund have not commenced operations. Each class represents an interest in the same assets of each Fund and classes are identical except for differences in their ongoing service and distribution charges. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the respective Fund. Class specific expenses are allocated to that share class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (” ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the

“fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of August 31, 2019 for the Funds’ assets and liabilities measured at fair value:

Anchor Tactical Credit Strategies Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,400,650	$—	$—	$18,400,650
Total	$18,400,650	$—	$—	$18,400,650

Anchor Tactical Equity Strategies Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$105,695,250	$—	$—	$105,695,250
Total	$105,695,250	$—	$—	$105,695,250

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

Anchor Tactical Global Strategies Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,545,950	$—	$—	$9,545,950
Total	$9,545,950	$—	$—	$9,545,950

Liabilities *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$(4,108,650)	$—	$—	$(4,108,650)
Total	$(4,108,650)	$—	$—	$(4,108,650)

Anchor Tactical Municipal Strategies Fund

Assets *	Level 1	Level 2	Level 3	Total
Closed-End Funds	$14,178,037	$—	$—	$14,178,037
Mutual Fund	3,484,488	—	—	3,484,488
Total	$17,662,525	$—	$—	$17,662,525

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning its underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which the Funds sell a security they do not own but have borrowed in anticipation that the market price of that security will decline. The Funds are obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Funds replace the borrowed security, the Funds will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Funds will realize a gain, limited to the price at which the Funds sold the security short.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income and expenses are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared quarterly by the Credit Fund, Equity Fund and Global Fund; and monthly by the Muni Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Federal Income Tax – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended August 31, 2016 to August 31, 2018, or expected to be taken in the Funds’ August 31, 2019 year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, state of Ohio, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	CASH – CONCENTRATION IN UNINSURED ACCOUNT

For cash management purposes, the Funds may concentrate cash with the Funds’ custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of August 31, 2019, the Credit Fund, Equity Fund, Global Fund and Muni Fund held $4,671,582, $24,193,385, $5,757,733 and $500,578, respectively, in cash at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit of $250,000.

4.	INVESTMENT TRANSACTIONS

For the year or period ended August 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $379,778,570 and $400,692,053, respectively, for the Credit Fund, $1,048,185,935 and $1,109,517,751 respectively, for the Equity Fund, $52,442,541 and $43,952,633 respectively, for the Global Fund and $33,339,405 and $39,262,879, respectively, for the Muni Fund.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Anchor Capital Management Group, Inc. serves as the Funds’ investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of each Fund’s average daily net assets. For the year or period ended August 31, 2019, the Funds incurred advisory fees, as follows of $479,289 for the Credit Fund, $2,406,616 for the Equity Fund, $89,141 for the Global Fund and $339,274 for the Muni Fund.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least December 31, 2019 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 2.25% of each Fund’s average daily net assets of the Institutional Class Shares. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. During the year or period ended August 31, 2019, the Adviser waived fees and reimbursed expenses of $52,828 for Credit Fund, $76,235 for Global Fund, and $69,495 for Municipal Fund, which are subject to recapture by the Adviser. As of August 31, 2019, the Adviser has waived and reimbursed expenses that can be recouped up to three years from the date incurred below:

	Expires August	Expires August	Expires August
	31, 2020	31, 2021	31, 2022
Anchor Credit Strategies Fund	$—	$—	$52,828
Anchor Tactical Global Strategies Fund	—	—	76,235
Anchor Tactical Municipal Strategies Fund	—	6,605	69,495

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Institutional Class Shares may pay up to 0.25% of their average daily net assets to pay for certain distribution activities and shareholder services. For the year or period ended August 31, 2019, $74,889, $376,034, $13,928, and $53,012 was incurred under the Plan for the Credit Fund, the Equity Fund, the Global Fund and the Muni Fund, respectively.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year or period ended August 31, 2019, the Distributor did not receive any underwriting commissions for sales of the Funds’ shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds for these services.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	REDEMPTION FEES

Through July 24, 2018, the Funds assessed a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Funds from which the redemption is made. The Funds received redemption fees for the year ended August 31, 2018 of $2,892, $1,638, and $2,849 for the Credit Fund, Equity Fund, and Muni Fund, respectively. The Funds received no redemption fees for the year or period ended August 31, 2019.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes and the respective gross unrealized appreciation and depreciation at August 31, 2019 were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Anchor Tactical Credit Strategies Fund	$18,948,338	$188,075	$(735,763)	$(547,688)
Anchor Tactical Equity Strategies Fund	107,218,341	695,652	(2,218,743)	(1,523,091)
Anchor Tactical Global Strategies Fund	5,368,799	161,517	(93,016)	68,501
Anchor Tactical Municipal Strategies Fund	15,889,611	1,772,914	—	1,772,914

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended August 31, 2019 and August 31, 2018 was as follows:

For the year or period ended August 31, 2019:

	Ordinary	Long-Term		Return of
	Income	Capital Gains	Exempt Income	Capital	Total
Anchor Tactical Credit Strategies Fund	$29,495	$—	$—	$69,686	$99,181
Anchor Tactical Equity Strategies Fund	10,832,958	513,554	—	—	11,346,512
Anchor Tactical Global Strategies Fund	—	—	—	—	—
Anchor Tactical Municipal Strategies Fund	22,535	—	298,009	—	320,544

For the year ended August 31, 2018:

	Ordinary	Long-Term		Return of
	Income	Capital Gains	Exempt Income	Capital	Total
Anchor Tactical Credit Strategies Fund	$1,189,725	$144,140	$—	$—	$1,333,865
Anchor Tactical Equity Strategies Fund	4,171,001	—	—	—	4,171,001
Anchor Tactical Municipal Strategies Fund	48,035	—	854,007	4,651	906,693

As of August 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Anchor Tactical Credit Strategies Fund	$—	$—	$(619,825)	$(1,566,382)	$(62,489)	$(547,688)	$(2,796,384)
Anchor Tactical Equity Strategies Fund	13,543,584	1,027,209	—	—	—	(1,523,091)	13,047,702
Anchor Tactical Global Strategies Fund	854,915	—	—	—	—	68,501	923,416
Anchor Tactical Municipal Strategies Fund	19,552	—	(132,204)	(3,264,694)	—	1,772,914	(1,604,432)

The difference between book basis and tax basis accumulated net investment income (loss), accumulated net realized gain(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, the unamortized portion of organizational expenses, and the non-deductible interest expense limitation.

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Anchor Tactical Credit Strategies Fund	$619,825
Anchor Tactical Equity Strategies Fund	—
Anchor Tactical Global Strategies Fund	—
Anchor Tactical Municipal Strategies Fund	132,204

At August 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Anchor Tactical Credit Strategies Fund	$1,566,382	$—	1,566,382
Anchor Tactical Equity Strategies Fund	—	—	—
Anchor Tactical Global Strategies Fund	—	—	—
Anchor Tactical Municipal Strategies Fund	3,264,694	—	3,264,694

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses and net operating losses, resulted in reclassifications for the Funds for the period ended August 31, 2019 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Anchor Tactical Credit Strategies Fund	$—	$—
Anchor Tactical Equity Strategies Fund	—	—
Anchor Tactical Global Strategies Fund	(10,892)	10,892
Anchor Tactical Municipal Strategies Fund	—	—

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The following Funds currently invest a portion of their assets in the corresponding investment companies. The Funds may redeem their investment from these investment companies at any time if the Adviser determines that it is in the best interest of the Funds and their shareholders to do so. The performance of the Funds will be directly affected by the performance of these investment companies. The financial statements of these investment companies, including their portfolios of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.

		Percentage of Net
Fund	Investment	Assets
Anchor Tactical Credit Strategies Fund	iShares iBoxx High Yield Corporate Bond ETF	39.6%
	SPDR Bloomberg Barclays High Yield Bond ETF	40.1%
Anchor Tactical Equity Strategies Fund	Invesco QQQ Trust Series 1	60.3%
Anchor Tactical Global Strategies Fund	Invesco QQQ Trust Series 1	75.3%
	iShares MSCI EAFE ETF	(41.2)%

Anchor Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
August 31, 2019

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk. Investors in a Fund will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to a Fund’s direct fees and expenses.

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2019, E*Trade Savings Bank, an account holding shares for the benefit of others in nominee name, held approximately 54%, 68%, and 47% of the voting securities for the Credit Fund, Equity Fund, and the Muni Fund, respectively. As of August 31, 2019, TD Ameritrade Inc., an account holding shares for the benefit of others in nominee name, held approximately 28%, 69%, and 43% of the voting securities for the Credit Fund, the Global Fund and the Muni Fund, respectively. As of August 31, 2019, Pershing LLC, an account holding shares for the benefit of others in nominee name, held approximately 29% of the voting securities for the Global Fund. The Funds have no knowledge as to whether any beneficial owner included in these nominee accounts holds more than 25% of the voting shares of any Fund.

11.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. The Funds early adopted ASU 2018-13 and the related changes have been incorporated into these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

12.	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust IV

and the Shareholders of Anchor Tactical Credit Strategies Fund, Anchor Tactical Equity Strategies Fund, Anchor Tactical Global Strategies Fund, and Anchor Tactical Municipal Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Anchor Tactical Credit Strategies Fund, Anchor Tactical Equity Strategies Fund, Anchor Tactical Global Strategies Fund and Anchor Tactical Municipal Strategies Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust IV (the “Funds”), including the portfolios of investments, as of August 31, 2019, and the related statements of operations, the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes to the financial statements (“financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2019, and the results of their operations, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Changes in Net Assets and the Financial Highlights
Anchor Tactical Credit Strategies Fund	The statement of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from September 29, 2015 (commencement of operations) through August 31, 2016
Anchor Tactical Equity Strategies Fund	The statement of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from September 6, 2016 (commencement of operations) through August 31, 2017
Anchor Tactical Global Strategies Fund	The statements of operations, changes in net assets and the financial highlights for the period from January 15, 2019 (commencement of operations) through August 31, 2019
Anchor Tactical Municipal Strategies Fund	The statement of operations for the year ended August 31, 2019, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from September 6, 2016 (commencement of operations) through August 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust IV since 2015.

Philadelphia, Pennsylvania

October 24, 2019

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi- Strategy Fund (2014-2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003); GR Group (since 2008).	4	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

8/31/19 – NLFT IV_v3

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office *	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang 80 Arkay Drive Hauppauge, NY 11788 Born in 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Born in 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012-2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of August 31, 2019, the Trust was comprised of 18 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the one other active fund in the trust managed by the same investment adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-594-1226.

8/31/19 – NLFT IV_v3

Anchor Funds
EXPENSE EXAMPLES
August 31, 2019 (Unaudited)

As a shareholder of the Funds you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During Period
	Value	Value	Expense	3/1/19 –
	3/1/19	8/31/19	Ratio	8/31/19*
Actual
Anchor Tactical Credit Strategies Fund	$1,000.00	$1,027.50	3.22%	$16.44
Anchor Tactical Equity Strategies Fund	$1,000.00	$1,107.40	2.09%	$11.11
Anchor Tactical Global Strategies Fund	$1,000.00	$1,084.20	3.34%	$17.55
Anchor Tactical Municipal Strategies Fund	$1,000.00	$1,105.20	2.45%	$13.00
Hypothetical
(5% return before expenses)
Anchor Tactical Credit Strategies Fund	$1,000.00	$1,008.99	3.22%	$16.29
Anchor Tactical Equity Strategies Fund	$1,000.00	$1,014.67	2.09%	$10.62
Anchor Tactical Global Strategies Fund	$1,000.00	$1,008.37	3.34%	$16.91
Anchor Tactical Municipal Strategies Fund	$1,000.00	$1,012.85	2.45%	$12.43

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
August 31, 2019

Approval of the Investment Advisor Agreement – Anchor Credit, Anchor Equity and Anchor Municipal- Anchor Capital Management Group, Inc.

In connection with the meeting of the Board of Trustees (the “Board” or “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on July 18, 2019, the Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “ACMG Advisory Agreement”) between Anchor Capital Management Group, Inc. (“ACMG”) and the Trust, with respect to Anchor Tactical Credit Strategies Fund (“Anchor Credit”), Anchor Tactical Equity Strategies Fund (“Anchor Equity”) and Anchor Tactical Municipal Strategies Fund (“Anchor Municipal”) (together the “Funds”). In considering the approval of the ACMG Advisory Agreement, the Trustees received materials specifically relating to the ACMG Advisory Agreement.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the ACMG advisory agreement. The Board relied upon the advice of independent legal counsel, its own business judgment and factors that evolved from a number of advisory fee court cases when evaluating the ACMG Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the ACMG Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser has approximately $399 million in assets under management as of March 31, 2019. The Trustees acknowledged the experience of the portfolio management team and the research and oversight of their proprietary quantitative investment models used to make investment decisions for each Fund. The Board noted ACMG demonstrated a risk management approach that monitors model risk and changing economic conditions. The Trustees reviewed ACMG’s broker-dealer selection process and also acknowledged ACMG reported no material compliance or litigation issues since its previous advisory contract approval. After further discussion, the Trustees concluded that ACMG will continue to provide a high level of service consistent with the Board’s expectations.

Performance.

Anchor Credit. The Trustees considered Anchor Credit’s performance over the one year, three year and since inception periods and noted it under-performed its Morningstar category median and Broadridge peer group median for those periods. The Trustees acknowledged there were a small universe of fund of funds in the Broadridge selected peer group and some funds in the peer group were not in the same Morningstar Long-Short credit category. The Trustees concluded the Anchor Credit’s performance was not unsatisfactory.

Anchor Equity. The Trustees considered Anchor Equity’s performance over the one year and since inception periods and noted it outperformed its Morningstar category median and Broadridge peer group median for both periods and under-performed the S&P 500 Total Return Index benchmark for both periods. The Trustees noted that Anchor Equity was the best performing Fund in the peer group for the period since inception. The Trustees concluded Anchor Equity’s performance was satisfactory.

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2019

Anchor Municipal. The Trustees considered Anchor Municipal’s performance over the one year and since inception periods and noted it outperformed its Morningstar category median and Broadridge peer group median for the one year period and under-performed its Morningstar category median for the one year period while being on par with the peer group median since inception. The Trustees considered Anchor Municipal’s performance over the one year and since inceptions periods and noted it under-performed its Bloomberg Barclays Municipal 10 Year USD Index benchmark for both periods. The Trustees concluded Anchor Municipal’s performance was not unsatisfactory.

Fees and Expenses.

Anchor Credit. The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 1.60% was higher than the Broadridge peer group average and median, and higher than the Morningstar category average and median. The Trustees discussed the Fund’s net expense ratio and noted that it was higher than its peer group average and median. They further noted that the Fund’s net expense ratio was higher than its assigned Morningstar category average and median. The Trustees considered that ACMG had an expense limitation in place with respect to the Fund and considered that ACMG’s assertion that the Fund’s net expense ratio includes expenses that contribute to a higher expense ratio relative to the Fund’s peers which do not use a fund of funds structure. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Anchor Equity. The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 1.60% was higher than the Broadridge peer group average and median, and higher than the Morningstar category average and median. The Trustees discussed the Fund’s net expense ratio and noted that it was also higher than its peer group average and median. They further noted that the Fund’s net expense ratio was higher that its assigned Morningstar category average and median. The Trustees considered that ACMG had an expense limitation in place with respect to the Fund. The Board further considered ACMG’s assertion that the Fund’s net expense ratio includes expenses that contribute to a higher expense ratio relative to the Fund’s peers which do not use a fund of funds structure. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Anchor Municipal. The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 1.60% was the highest in its Broadridge peer group, and higher than the Morningstar category average and median. The Trustees discussed the Fund’s net expense ratio and noted that it was higher than its peer group average and median. They further noted that the Fund’s net expense ratio was higher that its assigned Morningstar category average and median. The Trustees considered that ACMG had an expense limitation in place with respect to the Fund and considered that ACMG’s assertion that the Fund’s net expense ratio includes expenses that contribute to a higher expense ratio relative to the Fund’s peers which do not use a fund of funds structure. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Profitability. The Trustees considered the profits realized by ACMG in connection with operation of each of the Funds and whether the amount of profit for each Fund was a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees considered the slight net profits realized by ACMG with respect to each Fund over the past 12 months, and they concluded that such profits were not excessive.

Anchor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
August 31, 2019

Economies of Scale. The Trustees considered whether economies of scale had been reached with respect to the management of each Fund. They noted that ACMG had indicated its willingness to discuss the matter of considering breakpoints with the Trustees as each Fund grows, and anticipated realizing economies of scale once each Fund reached greater assets. The Trustees agreed that the absence of breakpoints at this time was acceptable.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the ACMG Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fees were not unreasonable and that renewal of the ACMG Advisory Agreement was in the best interests of the shareholders of Anchor Credit, Anchor Equity and Anchor Municipal.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-844-594-1226 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-594-1226.

ADVISER
Anchor Capital Management Group, Inc.
15 Enterprise, Suite 450
Aliso Viejo, California 92656

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $48,800

2018 – $48,800

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 – $10,000

2018 – $8,800

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2018

Audit-Related Fees:           0.00% 0.00%

Tax Fees:          0.00% 0.00%

All Other Fees:          0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $10,000

2018 - $8,800

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/6/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 11/6/19

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 11/6/19